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                                                                   Exhibit 99.31

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                 FEBRUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly
          Payments:                                Pool 1            Pool 2
                                                   ------            ------

          (a) Principal ...................   $    203,378.85   $    321,693.40
                                              ---------------   ---------------
          (b) Interest ....................   $  2,193,845.59   $    695,116.15
                                              ---------------   ---------------
          (c) Total .......................   $  2,397,224.44   $  1,016,809.55
                                              ---------------   ---------------

     2.   Aggregate Monthly Payments
          Received and Monthly Advances
          made this month:

          (a) Principal ...................   $    203,378.85   $    321,693.40
                                              ---------------   ---------------
          (b) Interest ....................   $  2,129,404.12   $    672,812.03
                                              ---------------   ---------------
          (c) Total .......................   $  2,332,782.97   $    994,505.43
                                              ---------------   ---------------

     3.   Aggregate Partial Principal
          Prepayment received and
          appiled in prior month: .........   $    102,989.30   $    426,911.71
                                              ---------------   ---------------

     4.   Aggregate Principal
          Prepayments in full in prior
          month:                                  Pool 1              Pool 2
                                                  ------              ------


          (a) Principal ...................   $  3,349,302.01   $    462,045.63
                                              ---------------   ---------------
          (b) Interest ....................   $     22,032.95   $      3,221.42
                                              ---------------   ---------------
          (c) Total .......................   $  3,371,334.96   $    465,267.05
                                              ---------------   ---------------

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     5.   Aggregate Insurance Proceeds
          for prior month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     6.   Aggregate Liquidation Proceeds
          for the prior month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     7.   Aggregate Purchase Prices for
          Defaulted and Modified
          Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for
          Defective Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     9.   Pool Scheduled Principal
          Balance .........................   $310,758,912.77   $102,132,304.22

                                              ---------------   ---------------

     10.  Available Funds: ................   $  5,807,107.23   $  1,886,684.19
                                              ---------------   ---------------

     11.  Realized Losses for Prior
          Month: ..........................   $          0.00   $          0.00
                                              ---------------   ---------------

     12.  Aggregrate Realized Losses               Pool 1           Pool 2
          and Debt Service Reductions:             ------           ------

          (a) Deficient Valuations ........   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Special Hazard Losses .......   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Fraud Losses ................   $          0.00   $          0.00
                                              ---------------   ---------------
          (d) Excess Bankruptcy Loss ......   $          0.00   $          0.00
                                              ---------------   ---------------
          (e) Excess Special Hazard
              Losses ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          (f) Excess Fraud Losses .........   $          0.00   $          0.00
                                              ---------------   ---------------
          (g) Debt Service Reductions .....   $          0.00   $          0.00
                                              ---------------   ---------------

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     13.  Compensating Interest Payment:      $       3571.52   $       1554.73

     14.  Accrued Certificate Interest,
          unpaid Class Interest
          Shortfalls and Pay-out Rate:

Class 1-A1 ...............  $    294,703.38   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    356,956.25   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $     48,265.01   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $    203,161.62   $          0.00   $    8.50000000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $    291,211.46   $          0.00   $    7.62500000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    228,327.92   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $    271,786.04   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A8 ...............  $    172,385.27   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A9 ...............  $     47,710.50   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------

Class 1-S ................  $    126,878.34   $          0.00   $    0.53799226%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     36,681.55   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     20,962.73   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B2 ...............  $     26,200.19   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $     10,481.36   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      6,287.53   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      9,438.05   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-R ................  $          0.00   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------

Class 2-A1 ...............  $    206,479.22   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $    116,223.54   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $    157,838.54   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $     71,110.42   $          0.00   $    7.25000034%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $     46,540.88   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-S ................  $     53,087.80   $          0.00   $    0.65939307%
                            ---------------   ---------------   ---------------
Class 2-M ................  $      9,898.00   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $      4,949.00   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B2 ...............  $      4,626.63   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      1,647.68   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $        990.99   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      2,640.70   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------

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     15.  Principal Distribution Amount:

Class 1-A1 ....   $  1,372,179.79             Class 2-A1 ....   $  1,173,004.04
                  ---------------                               ---------------
Class 1-A2 ....   $  1,531,162.10             Class 2-A2 ....   $          0.00
                  ---------------                               ---------------
Class 1-A3 ....   $    156,447.92             Class 2-A3 ....   $          0.00
                  ---------------                               ---------------
Class 1-A4 ....   $    561,691.88             Class 2-A4 ....   $          0.00
                  ---------------                               ---------------

Class 1-A5 ....   $          0.00             Class 2-A5 ....   $     23,965.66
                  ---------------                               ---------------
Class 1-A6 ....   $          0.00             Class 2-PO ....   $        934.79
                  ---------------                               ---------------
Class 1-A7 ....   $          0.00             Class 2-M .....   $      5,096.85
                  ---------------                               ---------------
Class 1-A8 ....   $     17,254.14             Class 2-B1 ....   $      2,548.43
                  ---------------                               ---------------
Class 1-A9 ....   $      4,775.37             Class 2-B2 ....   $      2,382.43
                  ---------------                               ---------------
Class 1-PO ....   $      1,143.85             Class 2-B3 ....   $        848.45
                  ---------------                               ---------------
Class 1-M .....   $      3,671.48             Class 2-B4 ....   $        510.30
                  ---------------                               ---------------
Class 1-B1 ....   $      2,098.17             Class 2-B5 ....   $      1,359.79
                  ---------------                               ---------------
Class 1-B2 ....   $      2,622.39
                  ---------------
Class 1-B3 ....   $      1,049.09
                  ---------------
Class 1-B4 ....   $        629.32
                  ---------------
Class 1-B5 ....   $        944.66
                  ---------------
Class 1-R .....   $          0.00
                  ---------------

     16.  Additional Distributions to the Class R
          Certificate pursuant to Section 4.01
          (c): .............................................    $             0
                                                                ---------------

     17.  Certificate Interest Rate of:

          Class 1-S ........................................    0.5379922584117
                                                                ---------------
          Class 2-S ........................................     0.659393065555
                                                                ---------------

B.   Other Amounts for such Distribution
     Date:                                          Pool 1            Pool 2
                                                    ------            ------
     1.   Senior
          Percentage: .....................       94.56417800%      96.02646000%
                                              ---------------   ---------------

     2.   Group I Senior
          Percentage: .....................       83.69288300%      88.55536100%
                                              ---------------   ---------------

     3.   Group II Senior
          Percentage: .....................       10.87129500%       7.47109900%
                                              ---------------   ---------------


     4.   Senior Prepayment
          Percentage: .....................      100.00000000%     100.00000000%
                                              ---------------   ---------------

     5.   Group I Senior Prepayment
          Percent .........................      100.00000000%     100.00000000%
                                              ---------------   ---------------

     6.   Group II Senior Prepayment
          Percent .........................        0.00000000%       0.00000000%
                                              ---------------   ---------------

     7.   Junior
          Percentage: .....................        5.43582200%       3.97354000%
                                              ---------------   ---------------

     8.   Junior Prepayment
          Percentage: .....................        0.00000000%       0.00000000%
                                              ---------------   ---------------

     9. Subordinate Certificate Writedown:               0.00              0.00
                                              ---------------   ---------------

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          11.  Prepayment Triggers satisfied:    YES               NO
                                                 ---               --

              Class 1-B1 ................         X
                                           ---------------   ---------------
              Class 1-B2 ................         X
                                           ---------------   ---------------
              Class 1-B3 ................         X
                                           ---------------   ---------------
              Class 1-B4 ................         X
                                           ---------------   ---------------
              Class 1-B5 ................         X
                                           ---------------   ---------------

              Class 2-B1 ................         X
                                           ---------------   ---------------
              Class 2-B2 ................         X
                                           ---------------   ---------------
              Class 2-B3 ................         X
                                           ---------------   ---------------
              Class 2-B4 ................         X
                                           ---------------   ---------------
              Class 2-B5 ................         X
                                           ---------------   ---------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By: /s/ Karen Pickett
                                       ----------------------------------------
                                         Karen Pickett
                                         Vice-President,
                                         Investor Operations